Exhibit 32

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Quarterly Report of Nutra Pharma Corp. on Form
10-QSB/A for the period ending March 31, 2004, as filed with the Securities and
Exchange Commission on the date hereof (the "Report"), I, Rik J. Deitsch, Chief
Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

/s/ Rik J. Deitsch
Rik J. Deitsch
Chief Executive Officer and
Chief Financial Officer
Date: February 11, 2005